EXHIBIT 10.2


      FIRST AMENDMENT AND CONSENT AGREEMENT TO LOAN AND SECURITY AGREEMENT
      --------------------------------------------------------------------

         This FIRST AMENDMENT AND CONSENT AGREEMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is made this 7th day of August, 2003 by and among the lending institutions listed in Annex I to the Loan Agreement (as defined below) (each a "Lender", and collectively, "Lenders"), Fleet Capital Corporation, a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, CT 06033, as administrative agent for the Lenders ("Agent"), and Gentiva Health Services, Inc., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle 2S, Melville, NY 11747 (the "Company"), Gentiva Health Services Holding Corp., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle 2S, Melville, NY 11747 ("GHS"), and each of the Subsidiary Borrowing Corporations listed on the signature pages hereto, each with a state of incorporation and chief executive office as listed on the exhibits to the Loan Agreement (each of the Company, GHS and each Subsidiary Borrowing Corporation, a "Borrower," and collectively, "Borrowers").

                                   BACKGROUND
                                   ----------

         A. Borrowers, Agent and Lenders are parties to a certain Loan and Security Agreement dated June 13, 2002 (as it may heretofore have been or may herein or hereafter be modified, amended, restated or replaced from time to time, the "Loan Agreement") pursuant to which Borrowers established certain financing arrangements with Lenders including a Revolving Credit Loan facility and a Letter of Credit facility. The Loan Agreement and all instruments, documents and agreements executed in connection therewith or related thereto are referred to herein collectively as the "Existing Loan Documents." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

         B. Borrowers have advised Agent and Lenders that Borrowers wish to sell and dispose of all of the equity interests in Bayshore Health Group, a Canadian entity ("Bayshore"), that are currently owned by any one or more of the Borrowers, and Borrowers have requested that Agent and Lenders give their consent to such sale and disposition. Agent and Lenders have agreed to consent to such sale and disposition on the terms and conditions and according to the provisions of this Amendment.

         C. Borrowers, Agent and Lenders have agreed that certain modifications should be made to the terms and provisions of the Loan Agreement on the terms and conditions and according to the provisions of this Amendment.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

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         1.       Consent to Sale of Equity Interests in Bayshore. Upon the
satisfaction of the Effectiveness Conditions (as defined below), Agent and Lenders shall be deemed to have consented to the sale and disposition by Borrowers of all of the equity interests in Bayshore owned by any one or more of the Borrowers. Agent and Lenders agree that this sale and disposition by Borrowers shall be permitted notwithstanding the prohibitions regarding sales and dispositions of Property contained in subsection 8.2.9 of the Loan Agreement, and Agent and Lenders further agree that the fair market value of the equity interests in Bayshore disposed of by the Borrowers through this sale shall not be included in any calculation of the aggregate amount of the fair market value of dispositions of Property by the Borrowers during fiscal year 2003 for the purpose of determining Borrowers' compliance with the provisions of subsection 8.2.9(iii).

         2. Amendments to Loan Agreement. Upon the satisfaction of the Effectiveness Conditions, the Loan Agreement shall be amended as follows:

                  (a).     Amendment to Permitted Loans Covenant. Subsection
8.2.2 of the Loan Agreement shall be amended by deleting clause (c) thereto in its entirety and replacing it as follows:

             (c) any indebtedness arising in favor of any one or more of the Borrowers in connection with sale by one or more of the Borrowers of all of the equity interests owned by such Borrowers in Bayshore Health Group, a Canadian entity, which sale was approved pursuant to the First Amendment and Consent Agreement to Loan and Security Agreement executed among Agent, Lenders and Borrowers (provided that, no other loans from Borrowers to Bayshore Health Group shall be permitted hereunder).

                  (b). Addition of New Definition of "Aggregate Excess Liquidity". Appendix A of the Loan Agreement shall be amended by adding the following new definition to such Appendix A in the appropriate alphabetical place:

             "Aggregate Excess Liquidity - as of any date of calculation, an amount equal to the sum of (A) the Borrowing Base as of such date plus (B) Borrowers' cash and liquid marketable investments and short-term investments on hand as reflected on the consolidated balance sheets of Borrowers as of such date, less (C) the sum of
             (i) the aggregate amount of all Loans and the LC Amount outstanding as of such date plus (ii) all sums due and owing to trade creditors as of such date which remain outstanding beyond normal trade terms, or special terms granted by trade creditors, plus (iii) any reserves against the Borrowing Base permitted by subsection 1.1.1 hereof existing as of such date."

                  (c). Addition of New Definition of "Permitted Stock Repurchase". Appendix A of the Loan Agreement shall be amended by adding the following new definition to such Appendix A in the appropriate alphabetical place:

             "Permitted Stock Repurchase - any share repurchase of the capital stock of the Company, provided that (i) the aggregate amount of all such stock repurchases calculated from and after August 7, 2003 (and exclusive of the amount of any stock repurchases by the

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             Company prior to such date) shall not exceed Twenty-Five Million
             Dollars ($25,000,000.00), (ii) both prior and after giving effect to any such stock repurchase, no Default or Event of Default shall exist and (iii) both prior to and immediately after giving effect to any such stock repurchase, and at all times during each of the next two fiscal quarters ending immediately after the date of any such stock repurchase, Borrowers shall have an Aggregate Excess Liquidity of at least Sixty Million Dollars ($60,000,000.00), and the financial information reported in the Form 10-K/10-Q reports filed by the Company with the Securities and Exchange Commission for each such two fiscal quarters shall reflect compliance as of the end of each such fiscal quarter with the forgoing Aggregate Excess Liquidity covenant. The quarterly Compliance Certificate provided by Borrowers at the end of each such fiscal quarter shall include a certification with supporting calculations as to whether or not Borrowers are in compliance with the Aggregate Excess Liquidity covenant set forth in the preceding sentence."

                  (d). Amendment to Definition of "Permitted Acquisition". The first sentence of the definition of "Permitted Acquisition" in Appendix A to the Loan Agreement shall be deleted in its entirety and replaced as follows:

             "any acquisition transaction whereby any Borrower shall acquire all or substantially all of the assets of another Person or shall acquire all of the capital stock or other equity interests of another Person and/or merge or consolidate with another Person, provided that (i) the value of each such acquisition shall not exceed Three Million Dollars ($3,000,000.00), (ii) the aggregate value of all such acquisition transactions which have occurred since the Closing Date shall not exceed Twenty Million Dollars ($20,000,000.00), (iii) both prior and after giving effect to any such acquisition transaction, no Default or Event of Default shall exist, and (iv) both prior to and immediately after giving effect to any such acquisition transaction, and at all times during each of the next two fiscal quarters ending immediately after the date of any such acquisition transaction, Borrowers shall have an Aggregate Excess Liquidity of at least Sixty Million Dollars ($60,000,000.00), and the financial information reported in the Form 10-K/10-Q reports filed by the Company with the Securities and Exchange Commission for each such two fiscal quarters shall reflect compliance as of the end of each such fiscal quarter with the forgoing Aggregate Excess Liquidity covenant. The quarterly Compliance Certificate provided by Borrowers at the end of each such fiscal quarter shall include a certification with supporting calculations as to whether or not Borrowers are in compliance with the Aggregate Excess Liquidity covenant set forth in the preceding sentence."

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

                  (e). Amendment to Definition of "Restricted Investment". The definition of "Restricted Investment" in Appendix A to the Loan Agreement shall be amended by adding the following new clause (viii) to the end thereof:

            "(viii) investments made in connection with any Permitted Stock Repurchase."

                  (f). Amendment of Form of Compliance Certificate. EXHIBIT B to the Loan Agreement entitled COMPLIANCE CERTIFICATE shall be amended by deleting it in its entirety and replacing it with the revised EXHIBIT B attached hereto.

                  (g). Amendment of Form of Borrowing Base Certificate. EXHIBIT C to the Loan Agreement entitled BORROWING BASE CERTIFICATE shall be amended by deleting it in its entirety and replacing it with the revised EXHIBIT C attached hereto.

                  (h). Amendment to Adjusted Net Earnings from Operations Add Back. The second bullet point item on EXHIBIT J to the Loan Agreement entitled ADJUSTED NET EARNINGS FROM OPERATIONS ADD BACK shall be deleted in its entirety and replaced as follows:

             "Any loss or expense arising from any Special Charges relating to any Permitted Stock Repurchases."

         3. Amendment and Consent Fee. Borrowers covenants and agrees that, in consideration for the consent and accommodations provided for herein, Borrowers shall pay to Agent for the ratable benefit of the Lender a fee of Twenty-Seven Thousand Five Hundred Dollars ($27,500.00) (the "Amendment and Consent Fee"), which fee shall be due and payable and fully earned and non-refundable on the date of the execution of this Amendment.

         4. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each Borrower warrants, represents and covenants to Agent and Lenders that:

                  (i). All warranties and representations made to Agent and Lenders under the Loan Agreement and the other Existing Loan Documents are true and correct as to the date hereof.

                  (ii). The execution and delivery by each Borrower of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate actions and will not contravene any provision of the certificate or articles of incorporation or bylaws or other similar corporate governance documents of such Borrower, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time, if applicable)

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a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.

                  (iii). This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid and binding on and enforceable against each Borrower in accordance with its respective terms.

                  (iv). Both prior to and after giving effect to this Amendment, no Default or Event of Default exists under the Loan Agreement or any of the other Existing Loan Documents.

                  (v). No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required in connection with the due execution, delivery and performance by any Borrower of this Amendment or the performance by such Borrower of the Loan Agreement, as amended hereby.

                  (vi). The name, office and signature of the officer(s) of each Borrower signing this Amendment have previously been certified to Agent in the incumbency and signature certificates of such Borrower heretofore delivered to Agent.

         5. Confirmation of Security Interest. To secure the prompt payment and performance to Agent and Lenders of the Obligations and satisfaction by Borrowers of all covenants and undertakings contained in the Loan Agreement and other Existing Loan Documents, each Borrower hereby reconfirms the grant to Agent, for the ratable benefit of Lenders, of a continuing security interest in and Lien upon all of the Collateral owned by such Borrower, whether now owned or existing or hereafter created, acquired or arising and wherever located, given to Agent by such Borrower under the Existing Loan Documents. Each such Borrower hereby confirms and agrees that all such security interests and liens granted to Agent under the Existing Loan Documents continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any liens other than liens in favor of Agent, except for Permitted Liens. Nothing herein contained is intended to in any way impair or limit the validity, priority and extent of Agent's existing security interest in and liens upon the Collateral.

         6. Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (the "Effectiveness Conditions"):

                  (a). Execution and delivery of this Amendment by all parties hereto;

                  (b). To the extent that the name, office and signature of the officer(s) of any Borrower or Subsidiary Guarantor signing this Amendment or any of the certificates or other documents contemplated hereby do not currently appear in the incumbency and signature certificates of such Borrower or Subsidiary Guarantor heretofore delivered to Agent, Agent shall have received, in form and substance satisfactory to it, certificates as to the incumbency and signature of such officer(s); and

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                  (c).     Payment of the Amendment and Consent Fee and all fees
and expenses of Agent (including legal expenses) incurred in relation to the preparation and execution of this Amendment.

         7. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and the other Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

         8. Amendment as Loan Document. Borrowers hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by Borrowers under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) Borrowers shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

         9. Reaffirmation by Guarantors. Each Subsidiary Guarantor acknowledges and agrees that the execution, delivery and performance of this Amendment by Agent, Lenders and Borrowers, and the carrying out of the provisions hereof and the consummation of all transactions contemplated hereunder, including without limitation the consents granted and amendments to the Loan Agreement provided for hereunder, shall not affect or in any way diminish or modify the obligations of each of them under the Subsidiary Guaranty and Surety Agreement executed by Subsidiary Guarantors as of June 13, 2002 or any other Existing Loan Document to which such Subsidiary Guarantor is a party, and each Subsidiary Guarantor acknowledges and affirms its obligations under the Subsidiary Guaranty and Surety Agreement and the other Existing Loan Documents.

         10. Governing Law. THIS AMENDMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS OTHERWISE APPLICABLE CONFLICTS OF LAWS RULES.

         11. Waiver of Jury Trial. EACH BORROWER AND EACH SUBSIDIARY GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY (WHICH EACH LENDER AND AGENT HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THIS AMENDMENT. EACH BORROWER AND EACH SUBSIDIARY GUARANTOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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

         12. Successors and Assigns. This Amendment, along with each of the Existing Loan Documents, shall be binding upon and shall benefit Agent, Lenders, Borrowers and Subsidiary Guarantors and their respective successors and permitted assigns (as and if permitted under the Loan Agreement).

         13. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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

         IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment and Consent Agreement to Loan and Security Agreement as of the date first written above.

                                    BORROWERS:
                                    ----------

                                    GENTIVA HEALTH SERVICES, INC.


                                    By:______________________________
                                       Name:  John R. Potapchuk
                                       Title: Senior Vice President and Chief
                                                Financial Officer

                                    GENTIVA HEALTH SERVICES HOLDING CORP.


                                    By:______________________________
                                       Name:  John R. Potapchuk
                                       Title: Treasurer

                                    BORROWING SUBSIDIARY CORPORATIONS:
                                    ---------------------------------
                                    GENTIVA CARECENTRIX, INC.
                                    GENTIVA CARECENTRIX  (AREA ONE) CORP.
                                    GENTIVA CARECENTRIX (AREA TWO) CORP.
                                    GENTIVA CARECENTRIX  (AREA THREE) CORP.
                                    GENTIVA CERTIFIED HEALTHCARE CORP.
                                    GENTIVA  HEALTH SERVICES (CERTIFIED), INC.
                                    GENTIVA  HEALTH SERVICES (USA), INC.
                                    GENTIVA SERVICES OF NEW YORK, INC.
                                    NEW YORK HEALTHCARE SERVICES, INC.
                                    OHS SERVICE CORP.
                                    QC-MEDI NEW YORK, INC.
                                    QUALITY CARE - USA, INC.
                                    QUALITY MANAGED CARE, INC.



                                    By:______________________________
                                       Name:  John R. Potapchuk
                                       Title: Treasurer

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]
    [Borrowers Signature Page to First Amendment to June 2002 Loan Agreement]

                                       S-1

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

                                    SUBSIDIARY GUARANTORS:
                                    ----------------------

                                    COMMONWEALTH HOME CARE, INC.
                                    KIMBERLY HOME HEALTH CARE, INC.
                                    PARTNERSFIRST MANAGEMENT, INC.
                                    QUANTUM CARE NETWORK, INC.
                                    QUANTUM HEALTH RESOURCES, INC.
                                    THE I.V. CLINIC, INC.
                                    THE I.V. CLINIC II, INC.
                                    THE I.V. CLINIC III, INC.



                                    By:________________________________
                                       Name:  John R. Potapchuk
                                       Title: Treasurer

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]
      [Subsidiary Guarantors Signature Page to First Amendment to June 2002
                                 Loan Agreement]

                                    AGENT:
                                    ------

                                    FLEET CAPITAL CORPORATION,
                                    as Agent


                                    By:______________________________
                                       Name:  Adam Seiden
                                       Title: Vice President


                                    LENDERS:
                                    --------

                                    FLEET CAPITAL CORPORATION,


                                    By:______________________________
                                       Name:  Adam Seiden
                                       Title: Vice President

                                    SIEMENS FINANCIAL SERVICES, INC.


                                    By:______________________________
                                       Name:
                                       Title:

                                    HFG HEALTHCO-4 LLC


                                    By:______________________________
                                       Name:
                                       Title:

        [Agent and Lenders Signature Page to First Amendment to June 2002
                                 Loan Agreement]

                                    EXHIBIT B
                                    ---------

                         REVISED COMPLIANCE CERTIFICATE
                         ------------------------------

                                    EXHIBIT C
                                    ---------

                       REVISED BORROWING BASE CERTIFICATE
                       ----------------------------------



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